Ex 32.1

CERTIFICATION

Pursuant to 18 U.S.C. 1350, as adopted

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Annual Report on Form 10-Q of Credit One Financial, Inc. (the "Company") for the quarter ended September 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Dicky Cheung, Chief Executive Officer and Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  November 5, 2014

/s/ Dicky Cheung
Dicky Cheung
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial Officer)

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